UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 12, 2005

                            Bank of the Ozarks, Inc.
             (Exact name of registrant as specified in its charter)

                                    Arkansas
                 (State or other jurisdiction of incorporation)

                  0-22759                                 71-0556208
         (Commission File Number)              (IRS Employer Identification No.)

   12615 Chenal Parkway, Little Rock, Arkansas                    72211
    (Address of principal executive offices)                    (Zip Code)

                                 (501) 978-2265
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   ( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

           The Registrant hereby furnishes its press release regarding Second Quarter 2005 Earnings Report which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.01  Regulation FD Disclosure

           See Item 2.02. Results of Operations and Financial Condition


Item 9.01  Financial Statements and Exhibits.

           (c)   Exhibits

                 99.1    Press Release Announcing Second Quarter 2005 Earnings
                         Report




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 BANK OF THE OZARKS, INC.
                                                 ------------------------
                                                      (Registrant)





Date: July 12, 2005                              /s/ Paul Moore
                                                 -------------------------------
                                                 Paul Moore
                                                 Chief Financial Officer and
                                                 Chief Accounting Officer




  Exhibit No.      Document Description

     99.1          Press Release Announcing Second Quarter 2005 Earnings Report



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